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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Amendment No. 5 to this Registration Statement No. 333-93273 of Onvia.com, Inc. on Form S-1 of our report dated February 4, 2000 (February 24, 2000, as to Note 13), appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Seattle, Washington
February 24, 2000